APPLIED DIGITAL

FIRST MOVER ADVANTAGE:

BUILDING OUT THE DIGITAL INFRASTRUCTURE ECOSYSTEM TO ENABLE AI

Powering Hyperscalers, Enterprises, and Startups



AI's Exponential Growth and Its Ripple Effects

AI Market Growth Projections


$2,000 B
$1,500 B
$1,000 B
$500 B
$0 B
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Source: Precedence Research 2024

Lead Time of Major Data Center Critical Equipment

Months


2019
2023
Generators
6-10
10-16
Uninterruptible Power Supply
6-10
16-20
Medium-Voltage Transformer
4-6
18-24
Medium-Voltage Switchgear
3-5
8-12
Power Distribution Unit
2-3
8-10

Source: McKinsey & Company, "How Data Centers and the Energy Sector Can Sate AI's Hunger for Power," September 17, 2024.

Infrastructure Pressure

Demand for Power for Data Center is Expected to Rise

Terawatt-hours (TWh) of electricity demand, medium scenario



US data center energy consumption, TWh
700
600
500
400
300
200
100
0
147
178
224
292
371
450
513
606
2023
2024
2025
2026
2027
2028
2029
2030
Share of total US power demand, %
3.7
4.3
5.2
6.5
8.0
9.3
10.3
11.7

Source: McKinsey & Company, "How Data Centers and the Energy Sector Can Sate AI's Hunger for Power," September 17, 2024.

Key Industry Challenges

Soaring Computational Needs:

AI models require exponentially increasing processing power

Scalability Limitations:

Traditional data centers can't scale rapidly enough due to physical constraints like space and power supply.

Energy Consumption:

Need for efficient and sustainable power solutions.

Performance Bottlenecks:

Existing infrastructure struggles to handle the massive data volumes of AI applications, leading to delays and reduced performance

US Data Center Growth & Infrastructure Projections

	Previously	Today though 2030 (projection)
US Data Center Growth	25GW	80GW (note: increase in 50MW power requires ~$500B investment)
Total US power Demand by DCs	3-4%	11-12%
Compute: Time to double CPU performance	2 Years	2 Years
Density: Kw per	10kw/rack	120+ kw/rack
Talent: Shortage of specialty trade labor	0	400k+ Workers
NOVA: lead time to power new DC	0	3+ Years
NOVA: Lead time for electrical equipment	0	2+ years
Power Providers: DC callout in Earnings	3	21

Source: McKinsey & Company, "How Data Centers and the Energy Sector Can Sate AI's Hunger for Power," September 17, 2024.

Hyperscalers Look For a New Market



Pacific Northwest
Wyoming
Omaha, NE
Iowa
Minneapolis
Wisconsin
Chicago
Pennsylvania
Boston
Salt Lake City
Denver, CO
Indiana
Ohio
New York
New Jersey
Northern California
Kansas
Las Vegas and Reno, NV
Tennessee
Virginia
Oklahoma
North Carolina
Los Angeles
Phoenix
Albuquerque, NM
Dallas
Alabama
South Carolina
Mississippi
Atlanta
Austin and San Antonio, TX
Houston
Florida

Scaling Constraints



Demand
Power
Land
Cooling
Supply Chain
Regulation

Three tiers of US energy Markets

- **Primary markets**
  Large existing demand of more than ~800MW
- **Secondary markets**
  Relatively smaller demand but typically high growth
- **Emerging markets**
  Recent hyperscale activity because of cheap and sustainable or cleaner power, with negligible co-location presence

Source: McKinsey & Company, "How Data Centers and the Energy Sector Can Sate AI's Hunger for Power," September 17, 2024.

The North Dakota Advantage

Abundant Energy ✓

North Dakota's excess energy supply supports our operational stability and growth.

Low Build and Operational Cost ✓

Competitive energy costs lower our operational expenses, maximizing profitability

Favorable Climate ✓

North Dakota's cold weather offers natural cooling benefits for our data centers.

Economic Incentives ✓

State incentives reduce initial capital expenditure and ongoing operational costs.

First Mover Advantage ✓

Locked in energy prior to the AI movement, ensuring ample resources amidst rising demand

These aligned factors collectively enable the successful development of the Ellendale AI Data Center

ELLENDALE AI DATA CENTER BUILDING 1

From Dirt to Compute

POWER

Critical IT Capacity - 100MW

- Access to Wind Energy

TYPICAL BUILDING

- Three story building
- 369,000 GSF building
- 1st floor – Central Utilities
- 2nd & 3rd floors – Data Halls
- 2 Data Halls – 50MW IT Load Each

TECHNICAL DETAILS

- Peak rack load of 120kW/rack
- Cooling mediums for servers – Direct Liquid to Chip Cooling and Air Cooling
- Peak PUE of 1.3 annual average of 1.2
- Designed to provide higher levels of availability in accordance with industry standards



Accelerated Computing Infrastructure for AI at Scale



Applied Digital Deployment Footprint

Region	Total Power	Status
North Dakota, ELN*	400MWs	In Construction
Utah**	12.5MWs	Operational
North Dakota, JMS	7.5MWs	Operational
Colorado**	4.5MWs	Operational
Nevada**	2.25MWs	Operational
Minnesota**	1.5MWs	Operational

RESERVED

ACCESS TO LATEST GPUS

To Support High-performance Computing Needs.

OVER

60,000 GPUS

Anticipated To Be Deployed Across Our Data Centers In Calendar Year 2025

BUILDING

400MW CAMPUS

That Could Host Some of The Largest Supercomputers In The World.

OVER

1.4+ GIGAWATTS

Of Available Sites In Our Power Pipeline***

* North Dakota Ellendale AI Data Center is anticipated to be operational in 2025
* *Third party colocation sites
* **Consisting of three additional campuses that the Company is currently marketing

THANK YOU

FOR YOUR TIME